Exhibit 10.1
HANOVER COMPRESSOR COMPANY
2006 LONG-TERM CASH INCENTIVE PLAN

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HANOVER COMPRESSOR COMPANY
2006 LONG-TERM CASH INCENTIVE PLAN
I. PURPOSE
Effective as of July 1, 2006, the Company has established the HANOVER COMPRESSOR COMPANY 2006 LONG-TERM CASH INCENTIVE PLAN. The purpose of the Plan is to award cash bonuses to employees as an incentive to remain with the Company or its Affiliates over the long term.
II. DEFINITIONS
The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:
     (a) "Affiliate” means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.
     (b) "Award” means any cash bonus granted under the terms of the Plan.
     (c) "Award Notice” means a written notice setting forth the terms of an Award granted under the Plan.
     (d) "Board” means the Board of Directors of the Company.
     (e) "Cause” means (i) the commission by a Participant of an act of fraud, embezzlement or willful breach of a fiduciary duty to the Company or an Affiliate (including the unauthorized disclosure of confidential or proprietary material information of the Company or an Affiliate), (ii) a conviction of a Participant (or a plea of nolo contendere in lieu thereof) for a felony or a crime involving fraud, dishonesty or moral turpitude, (iii) willful failure of a Participant to follow the written directions of the chief executive officer of the Company or the Board, in the case of executive officers of the Company; (iv) willful misconduct as an Employee of the Company or an Affiliate; (v) willful failure of a Participant to render services to the Company or an Affiliate in accordance with his employment arrangement, which failure amounts to a material neglect of his duties to the Company or an Affiliate or (vi) substantial dependence, as determined by the Committee, on any drug, immediate precursor or other substance listed on Schedule IV of the Federal Comprehensive Drug Abuse Prevention and Control Act of 1970, as amended, as determined in the sole discretion of the Committee. With respect to any Participant residing outside of the United States, the Committee may revise the definition of “Cause” as appropriate to conform to the laws of the applicable non-U.S. jurisdiction.
     (f) "Committee” means the Committee defined in Paragraph III of the Plan.
     (g) "Company” means Hanover Compressor Company, a Delaware corporation.
     (h) "Corporate Change” means:
     (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a

“Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), any acquisition by any Person pursuant to a transaction which complies with clause (A) of subsection (iii) of this definition shall not constitute a Corporate Change; or
     (ii) Individuals, who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered for purposes of this definition as though such individual was a member of the Incumbent Board, but excluding, for these purposes, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
     (iii) The consummation of a reorganization, merger or consolidation of the Company or sale, lease or other disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole (other than to an entity wholly owned, directly or indirectly, by the Company) (a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction.
     (i) "Disability” means any physical or mental condition for which the Participant would be eligible to receive long-term disability benefits under the Company’s long-term disability plan.
     (j) "Employee” means any person who is an employee of the Company or any Affiliate. If an entity ceases to be an Affiliate of the Company, a Participant employed by such entity shall be deemed to have terminated his employment with the Company and its Affiliates and shall cease to be an Employee under the Plan. For any and all purposes under the Plan, the term “Employee” shall exclude an individual hired as an independent contractor, leased employee, consultant, or a person otherwise designated by the Committee, the Company or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Plan, even if such ineligible individual is subsequently determined to be an employee by any governmental or judicial authority. Notwithstanding the foregoing, for purposes of any Award granted to a person residing outside of the United States, the Committee may revise the definition of “Employee” as appropriate to conform to the laws of the applicable non-U.S. jurisdiction.
     (k) "Participant” means an Employee selected by the Committee to participate in the Plan.
     (l) "Plan” means the Hanover Compressor Company 2006 Long-Term Cash Incentive Plan, as amended from time to time.

     (m) "Retirement” means a termination of service, other than due to Cause or death, on or after the Participant attains (i) age 65 or (ii) age 55 and with the written consent of the Committee. Notwithstanding the foregoing, with respect to a Participant residing outside of the United States, the Committee may revise the definition of “Retirement” as appropriate to conform to the laws of the applicable non-U.S. jurisdiction.
III. ADMINISTRATION OF PLAN
     (a) Composition of Committee. The Plan shall be administered by the Management Development and Compensation Committee of the Board (the “Committee”) or such other committee, if any, that may be designated by the Board to administer the Plan.
     (b) Powers. Subject to Paragraph III(d) and the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which Employees shall receive an Award, the time or times when such Award shall be made, the terms and conditions of an Award, and the value of an Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Employees, their present and potential contribution to the Company’s success and such other factors as the Committee in its sole discretion shall deem relevant.
     (c) Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective notices provided hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the notice relating to each Award, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any notice relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The Committee may amend or terminate the Plan at any time in its sole discretion. Any determination or decision made by the Committee or its delegate (pursuant to Paragraph III(d)) under the terms of the Plan shall be made in the sole discretion of the Committee or such delegate and shall be final and binding on all persons, including the Company and Participants, but subject to ratification by the Board if the Board so provides.
     (d) Delegation of Powers. The Committee may delegate to one or more officers of the Company the authority to make Awards to Employees under the Plan. Any delegation described in this paragraph shall contain such limitations and restrictions as the Committee may provide and shall comply in all respects with the requirements of applicable law, including the Delaware General Corporation Law.
     (e) Awards Outside of the United States. Notwithstanding anything in the Plan to the contrary, with respect to any Participant or eligible Employee who is resident outside of the United States, the Committee may, in its sole discretion, amend or vary the terms of the Plan in order to conform such terms with the requirements of local law, to meet the goals and objectives of the Plan, or to take advantage of preferential tax treatment that may be available under local law, and may, in its sole discretion, establish administrative rules and procedures to facilitate the operation of the Plan in such non-U.S. jurisdictions. The Committee may, where it deems appropriate in its sole discretion, establish one or more sub-plans of the Plan for these purposes.
IV. ELIGIBILITY
Subject to the delegation of power in Paragraph III(d), the Committee, in its sole discretion, may select any individual, who at the time of grant is an Employee of the Company, to receive an Award under the Plan. Only individuals who are actively employed by the Company or an Affiliate on the date Awards under the Plan are granted shall be eligible to become Participants in the Plan. The Committee shall consider such additional factors as it deems pertinent in selecting Participants and in determining the amount of their respective Awards. The Plan is discretionary in nature and the grant of Awards by the Committee is voluntary.

V. AWARD NOTICE
Subject to the provisions of the Plan, each Award shall be evidenced by an Award Notice in such form and containing such provisions not inconsistent with the provisions of the Plan and under such terms as the Committee shall establish. The terms and provisions of the respective Award Notices need not be identical. Subject to the consent of the Participant, the Committee may, in its sole discretion, amend an outstanding Award Notice in any manner that is not inconsistent with the provisions of the Plan.
Unless otherwise provided in the Award Notice provided to a Participant, a portion of the Participant’s Award will automatically become payable on each of the dates (a “Payment Date”) set forth in the Award Notice, provided the Participant has been continuously employed by the Company or an Affiliate at all times from the date of the Award up to and including the applicable Payment Date.
VI. PAYMENT OF AWARD
Payment of each portion of an Award (subject to applicable tax withholding) shall be made in the form of a lump sum cash payment within thirty (30) days following the applicable Payment Date.
VII. TERMINATION OF EMPLOYMENT
In the event a Participant’s employment with the Company or an Affiliate terminates for any reason (other than as a result of death or Disability), the Participant shall automatically forfeit any unpaid portion of his or her Award on the date of such event unless the Committee directs otherwise. If a Participant’s employment with the Company terminates as a result of his or her death or Disability, all remaining unpaid portions of the Participant’s Award shall immediately become payable in a lump sum cash payment (subject to applicable tax withholding).
VIII. CORPORATE CHANGE
In the event of a Corporate Change, all remaining unpaid portions of the Participant’s Award shall immediately become payable in a lump sum cash payment (subject to applicable tax withholding).
IX. MISCELLANEOUS PROVISIONS
     (a) No Employment or Benefit Guaranty. The establishment of the Plan, any modification or amendment thereof, the creation of any fund or account, nor the payment of any benefits shall be construed as giving to any Participant or other person any legal or equitable right against the Company or the Committee except as provided herein. Under no circumstances shall the maintenance of this Plan constitute a contract of employment or shall the terms of employment of any Participant be modified or in any way affected hereby. Accordingly, participation in the Plan will not give any Participant a right to be retained in the employ of the Company.
     (b) Restrictions on Transfer. The rights or interests of Participants under this Plan shall not be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance, charge, or levy of any kind, either voluntarily or involuntarily, other than by will or by the laws of descent and distribution.
     (c) Unfunded Plan, Unsecured Interests. No Participant or other person shall have any right, title or interest in any property of the Company, and nothing herein shall require the Company to segregate or set aside any funds or other property for the purpose of paying any Award under the Plan. To the extent that any person acquires a right to receive payments under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.
     (d) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or an Affiliate from taking any action that is deemed by the Company or such Affiliate to be appropriate or in its best interest, regardless of whether such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Participant, representative of an Employee or Participant, or other person shall have any claim against the Company or any Affiliate as a result of any such action.
     (e) Headings. The headings used in the Plan are solely for convenience and shall not be relied upon in construing any provisions hereof. Any reference to a paragraph shall refer to a paragraph in the Plan unless specified otherwise.
     (f) Gender and Number. Words denoting the masculine gender shall include the feminine and genders, the singular shall include the plural and the plural shall include the singular wherever required by the context.
     (g) Severability. Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, and the Plan shall be reformed, construed and enforced in such jurisdiction so as to best give effect to the intent of the Company under the Plan.
     (h) Withholding for Taxes. Notwithstanding any other provisions of the Plan, the Company may withhold from any payment to be made under the Plan such amount or amounts as may be required for purposes of complying with the tax withholding provisions of the U.S. Internal Revenue Code of 1986, as amended, or any applicable federal, state, local or foreign laws.
     (i) Successors. The Plan is binding on all persons entitled to benefits hereunder and their respective heirs and legal representatives, on the Committee and its successor and on the Company and its successor, whether by way of merger, consolidation, purchase or otherwise.
     (j) Effect on Other Employee Benefit Plans. Any benefit paid or payable under this Plan shall not be included in a Participant’s or Employee’s compensation for purposes of computing benefits under any employee benefit plan maintained or contributed to by the Company except as may otherwise be required under the terms of such employee benefit plan or applicable law.
     (k) Limitations Period. Any Participant who believes he or she is being denied any benefit or right under the Plan may file a written claim with the Committee. Any claim must be delivered to the Committee within forty-five (45) days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designee, will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within one hundred and twenty (120) days of the date the written claim is delivered to the Committee shall be deemed denied. The Committee’s decision is final and conclusive and binding on all persons. No lawsuit relating to the Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.
     (l) Applicable Law. The Plan shall be construed in accordance with the laws of the State of Delaware, without regard to its conflicts of laws doctrine, except to the extent preempted by Federal law.